Exhibit 10.1

AMENDMENT NO. 1 TO PROMISSORY NOTE

WITNESSETH:

WHEREAS, on March 30, 2011, the Borrower issued to the Lender its Promissory Note dated March 30, 2011, executed by the Borrower and payable to the order of the Lender in the original principal amount of $1,500,000 (the “Original Note,” and, as heretofore amended, as amended by this Amendment No. 1, dated as of June 3, 2011, and as the same may hereafter be amended from time to time, the “Promissory Note”).

WHEREAS, the Borrower has requested, and the Lender has agreed, to amend the Promissory Note as set forth below.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, and for other good and valuable consideration, and notwithstanding any provisions of the Promissory Note to the contrary, the parties hereto hereby agree as follows:

1.         Schedule A attached to the Promissory Note shall be and hereby is amended and restated in its entirety to read as set forth on Schedule A attached to this Amendment.

2.         The Borrower hereby authorizes the Lender, and the Lender hereby agrees, to cause the following legends to be clearly, conspicuously and prominently inserted on the original of the Promissory Note, in each case following the signature of the Borrower:

“This Note has been amended by Amendment No. 1 to Promissory Note dated as of June 3, 2011, between CornerWorld Corporation, as maker of this Note and “Borrower” defined therein, and IU Holdings, LP, as the then holder of this Note and “Lender” defined therein (“Amendment No. 1”), the provisions of which are incorporated by reference for all purposes of this Note, and each holder of this Note, by its acceptance hereof, irrevocably agrees to be bound by the provisions of Amendment No.1.”

The Lender further agrees (a) to cause executed counterparts (or copies of executed counterparts) of Amendment No. 1 to be stapled or otherwise firmly affixed to the Original Note, and (b) to furnish a copy of the Original Note, with such legends so inserted and with such counterparts or copies of Amendment No. 1 so attached, to Borrower promptly after the Lender’s receipt of a fully executed counterpart of this Amendment.

3.         All of the terms and provisions of the Original Note, as amended by this Amendment No. 1, remain in full force and effect.  The Borrower hereby agrees that the amendments herein contained shall in no manner affect or impair the indebtedness evidenced by the Promissory Note, the obligation of the Borrower to make payment of the principal of and interest on the indebtedness evidenced by the Promissory Note in strict accordance with the face and tenor of the Promissory Note, or any of the liens or security interests securing such payment and performance.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

IN WITNESS WHEREOF, the parties hereto have duly executed this Note the day and year first above written.

BORROWERS:

CORNERWORLD CORPORATION, A NEVADA CORPORATION

By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chairman and Chief Executive Officer

ENVERSA COMPANIES LLC, A TEXAS LIMITED LIABILITY COMPANY BY CORNERWORLD CORPORATION, ITS SOLE MEMBER

By: _/s/ Scott N. Beck__________________________ Name: Scott Beck Title: Chief Executive Officer

WOODLAND HOLDINGS CORP. BY: CORNERWORLD CORPORATION, ITS SOLE STOCKHOLDER By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chief Executive Officer

WEST MICHIGAN CO-LOCATION SERVICES, LLC, A MICHIGAN LIMITED LIABILITY COMPANY BY WOODLAND HOLDINGS CORPORATION, ITS SOLE MEMBER

By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chief Executive

T2 TV, LLC, A MICHIGAN LIMITED LIABILITY COMPANY BY WOODLAND HOLDINGS CORPORATION, ITS SOLE MEMBER

By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chief Executive Officer

CORNERWORLD, INC., A DELAWARE CORPORATION BY CORNERWORLD CORPORATION, ITS SOLE STOCKHOLDER

By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chairman and Chief Executive Officer

T2 COMMUNICATIONS, , LLC A MICHIGAN LIMITED LIABILITY COMPANY BY WOODLAND HOLDINGS CORPORATION, ITS SOLE MEMBER

By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chief Executive Officer

PHONE SERVICES AND MORE, LLC D/B/A VISITATEL A MICHIGAN LIMITED LIABILITY COMPANY BY WOODLAND HOLDINGS CORPORATION, ITS SOLE MEMBER

By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chief Executive Officer

GULF MEDIA SOLUTIONS, LLC A DELAWARE LIMITED LIABILITY COMPANY

By: _/s/ Patrick Vilyus____________________________ Name: Patrick Vilyus Title: President

TINY DIAL, LLC, A DELAWARE LIMITED LIABILITY COMPANY BY ENVERSA COMPANIES, LLC, ITS SOLE MEMBER

By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chief Executive Officer

BASCOMB AND RICHARDS, LLC, A DELAWARE LIMITED LIABILITY COMPANY

By: _/s/ Joel Brewer____________________________ Name: Joel Brewer Title: President

LANTANA DIRECT, LLC, A DELAWARE LIMITED LIABILITY COMPANY

By: _/s/ James Davidson_________________________ Name: James Davidson Title: President

DIGITAL360, LLC, A NEVADA LIMITED LIABILITY COMPANY

By: _/s/ Israel Arguello____________________________ Name: Israel Arguello Title: Chief Executive Officer

THE LEADSTREAM, LLC, A DELAWARE LIMITED LIABILITY COMPANY By: _/s/ Marc A. Pickren____________________________ Name: Marc Pickren Title: President

AVENTURA MEDIA SYSTEMS, LLC, A FLORIDA LIMITED LIABILITY COMPANY
By: _/s/ Don Roberts_______________________________ Name: Don Roberts Title: Chief Executive Officer

MONEY JACK, LLC A DELAWARE LIMITED LIABILITY COMPANY BY: ENVERSA COMPANIES, LLC, its Sole Member By: _/s/ Scott N. Beck_____________________________ Name: Scott Beck Title: Chief Executive Officer

CORNERWORLD TV, LLC

A MICHIGAN LIMITED LIABILITY COMPANY

BY WOODLAND HOLDINGS CORPORATION,

ITS SOLE MEMBER

By: _/s/ Scott N. Beck_____________________________

Name: Scott Beck

Title:   Chief Executive Officer

The undersigned Lender, acknowledges receipt of this Promissory Note on the 2nd day of June, 2011.

LENDER:

IU HOLDING, LP

By: _/s/ Rosemary Papa _________________

Name: IU Holdings, GP, Inc.

Its:      General Partner

By: _____________________________

(Name and Title)

Address: _____________________________

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Schedule A

Scheduled Payment Date	Amount
November 30, 2011	$187,500
February 29, 2012	$187,500
May 31, 2012	$187,500
August 31, 2012	$187,500
November 30, 2012	$187,500
February 28, 2013	$187,500
May 31, 2013	$187,500
August 31, 2013	$187,500